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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 21, 2003

                           First Financial Corporation
             (Exact name of registrant as specified in its chapter)


                Indiana                      000-16759            35-1546989
      (State or other jurisdiction          (Commission         (IRS Employer
           of incorporation)                File Number)     Identification No.)

  P. O. Box 540, Terre Haute, Indiana                               47808
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  812-238-6264




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Exhibits.

        Exhibit Number:

        99.1 Press Release, dated October 21, 2003 issued by First Financial Corporation

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

        The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

        On October 21, 2003, First Financial Corporation issued a press release to report its financial results for the quarter ended September 30, 2003. The release is furnished as Exhibit 99.1 hereto.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       First Financial Corporation

Dated   October 28, 2003               /s/ Norman L. Lowery
                                       -----------------------------------------
                                       Norman L. Lowery
                                       Vice Chairman and Chief Executive
                                       Officer


Dated   October 28, 2003               /s/ Michael A. Carty
                                       -----------------------------------------
                                       Michael A. Carty
                                       Secretary/Treasurer and Chief Financial
                                       Officer

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                                  Exhibit Index

Exhibit Number

   99.1 Press Release, dated October 21, 2003 issued by First Financial Corporation